EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


         In connection with the Quarterly Report of Kingdom Ventures Inc a Delaware corporation (the "Company"), on Form 10-QSB for the quarter ending April 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Gene Jackson, President & CEO, of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                                   /s/ Gene Jackson
                                                  ------------------------------
                                                  Gene Jackson
                                                  President & CEO

August 03, 2005